Exhibit 10.17

THIRD AMENDMENT TO

PURCHASE AND SALE AGREEMENT

WHEREAS Castex Energy, Inc., Castex Energy 1995, L.P., Browning Oil Company, Inc., Flare Resources Inc., J&S Oil & Gas, LLC, Kitty Hawk Energy, L.L.C. and Rabbit Island, L.P. (collectively, “Sellers”) and Energy XXI Gulf Coast, Inc. (“Buyer”; and with Sellers, the “Parties”) did enter into that certain Purchase and Sale Agreement dated June 6, 2006, but effective June 1, 2006, as previously amended, (collectively, the “PSA”); and

WHEREAS it is the desire of the Parties to amend and supplement certain provisions thereof in connection with the Closing thereunder, which is occurring contemporaneously with the execution and delivery of this Third Amendment to Purchase and Sale Agreement (this “Third Amendment”); and

WHEREAS capitalized terms used but not defined in this Third Amendment have the same meaning as set forth in the PSA;

NOW, THEREFORE, in consideration of the mutual benefits and consideration set forth herein and other valuable cause and consideration, the Parties hereby agree as follows:

1. Exhibit A to the PSA is hereby replaced with Exhibit 1 to this Third Amendment.

2. Exhibit B to the PSA is hereby replaced with Exhibit 2 to this Third Amendment.

3. Exhibit W to the PSA (the Transition Agreement), Exhibit X to the PSA (the Exploration Agreement) and Exhibit Y to the PSA (the Lake Salvador Participation Agreement) are hereby amended to conform to the corresponding agreements executed contemporaneously herewith.

4. The Parties acknowledge that the Property Instruments listed on Exhibit A to the PSA and the Contracts listed on Exhibit E to the PSA do not cover the Sunrise, Southdown or Houma South prospects. Instead, contemporaneously herewith or earlier but effective as of June 1, 2006, (a) Castex Inc., Flare, J&S and Buyer have executed that Participation and Option Agreement [for the] Sunrise and Southdown Prospects (covering the area depicted on Exhibit 3 to this Third Amendment) with a related Assignment of Oil and Gas Lease [for the] Sunrise Prospect and a related joint operating agreement and (b) Castex Inc., Flare and Buyer have executed that Participation Agreement [for the] Houma Prospect (sometimes referred to in the PSA as Houma South and covering the area depicted on Exhibit 4 to this Third Amendment) with a related Assignment of Oil and Gas Leases [for the] Houma Prospect and a related joint operating agreement.

5. In lieu of the execution of a JOA for the area depicted on Exhibit P-2 and Exhibit P-7 of the PSA under Sections 7.04(a)(5) and 7.04(b)(5) of the PSA, (a) the applicable Sellers (Castex Inc. and/or Castex 1995) and Buyer shall execute and join in a joint operating agreement to be prepared by Apache Corporation for the Laterre 303 (formerly 302) well in the Golden

Meadow field; (b) the applicable Sellers (Castex Inc. and/or Castex 1995) and Buyer shall execute and join in a joint operating agreement to be prepared by Apache Corporation for the LL&E 231 well in the Golden Meadow field; (c) Castex Inc., Castex 1995 and Buyer are executing contemporaneously herewith a joint operating agreement for the Laterre 234 and 235 wells and Authement 1 well at the North Golden Meadow field; and (d) Buyer ratifies the joint operating agreement referenced in paragraph 6(d) below.

6. Without limiting its obligations as to Assumed Obligations, Buyer hereby ratifies the following existing joint operating agreements: (a) that joint operating agreement dated June 1, 2005 by and between Castex Inc., J&S, Flare, CL&F Resources LP and Empire Energy Corporation for the Barataria Bay field; (b) that joint operating agreement by and between Castex Inc., as Operator, and Blue Moon Exploration Company and others for the Sabine Lake Field; (c) that joint operating agreement dated May 16, 2006 by and between Energy Partners Ltd., Apache Corporation and Castex Inc. for the East Lake Boudreaux [Barracuda] Prospect; (d) that joint operating agreement dated August 1, 2006 by and between Castex Inc. and Chevron U.S.A. Inc. for a portion of the Rabbit Island field; and (e) all other existing participation agreements and operating agreements applicable to any of the Properties.

7. The Parties acknowledge and agree that the sole Upward Adjustments are as set forth in the letter dated July 21, 2006 from Castex Inc. to Buyer and signed by Buyer on July 25, 2006 and that there are no Defect Adjustments or Downward Defect Adjustments.

8. The Parties acknowledge that the full name of J&S is mistyped in the original PSA and that its correct name is “J&S Oil & Gas, LLC”. The PSA is modified accordingly to reflect this correct spelling. J&S Oil & Gas, LLC acknowledges that it is a party to the PSA and ratifies the PSA as amended hereby.

9. The Parties acknowledge that written Consents have not been received for the following three leases in the Orange Grove [Bayou Black] Field in Terrebonne Parish (which collectively cover less than 25% of the unit known as the HLYWD 1 RB SUA created by State of Louisiana Office of Conservation Order No. 824-B-13 dated effective December 6, 2005):

Castex Lease No.	Lessor	Lessee	Lease Date	COB	Entry No.
LA0734-702-04	LaGarto Properties	Flare Resources Inc.	12/30/2004	1899	1199206
LA0734-704-00	Dane P. Ledet et ux.	Flare Resources Inc.	12/16/2004	1897	1197971
LA0734-708-00	Dane P. Ledet Jr.	Flare Resources Inc.	12/16/2004	1897	1197970

In lieu of the provisions in Section 5.03(d)(4) of the PSA, the Parties agree that the Closing Amount shall not be reduced by reason of such non-Consent. The Parties acknowledge their belief and position that the failure of these lessors to deliver such Consents is unreasonable under the circumstances, where each such lease provides that any such Consent shall not be unreasonably withheld. Nonetheless, in an effort to amicably resolve these lessors’ concerns, the Parties further agree to make diligent efforts to obtain such Consents; however, Sellers shall not agree to any amendment of any such lease without Buyer’s consent, which shall not unreasonably withheld. The applicable Sellers (Castex Inc., Castex 1995, Flare and J&S) and Buyer agree that such Sellers shall not encumber or convey any such lease; that, upon Buyer’s request, such Sellers shall promptly assign their interests in such leases to Buyer; and that, solely as between themselves pending any such assignment to Buyer as to any such lease, Buyer shall be treated as the beneficial owner of such Sellers’ interests in such lease so that Buyer receives such Sellers’ net share of production allocable to such lease.

10. The Parties acknowledge that Chevron U.S.A. Inc. (“Chevron”) has certain discretion whether to accept the bond that Buyer is delivering contemporaneously herewith under Section 7.04(b)(7) of the PSA. In the event that Chevron for any reason does not accept such bond and release in its entirety the current bond referenced on Exhibit S to the PSA, then Buyer shall promptly, upon written request of Castex Inc., deliver to Castex Inc. a substitute bond naming Castex Inc. as the obligee thereunder.

11. Item (i) of Exhibit H of the PSA is amended to read as follows:

(i) an undivided 38.8889% of all right, title and interest of Castex Inc., Castex 1995 or Rabbit in and to the Property Instruments under Part V of Exhibit A with respect to the Rabbit Island Field INSOFAR AND ONLY INSOFAR as such Property Instruments cover the geographic area shown outlined in red on the plat attached hereto as Exhibit P-7 limited as to those depths at or below one hundred feet (100’) below the base of the 20 Sand, as such sand is described in the State of Louisiana Department of Conservation Order No. 726-G.

Item (3)(b) of Exhibit U of the PSA is amended to read as follows:

(b) With respect to the Property Instruments under Part V of Exhibit A with respect to the Rabbit Island Field INSOFAR AND ONLY INSOFAR as such Property Instruments cover the geographic area shown outlined in red on the plat attached hereto as Exhibit P-7 limited as to those depths at or below one hundred feet (100’) below the base of the 20 Sand, as such sand is described in the State of Louisiana Department of Conservation Order No. 726-G, the Applicable Percentage for each such Seller shall equal an undivided 61.1111% of such Seller’s right, title and interest therein and thereto.

12. All other terms and conditions of the PSA remain as written and are incorporated herein by reference.

[remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, each of Buyer and Sellers has executed this Third Amendment to Purchase and Sale Agreement in the presence of the undersigned competent witnesses on July 27, 2006.

SELLERS:

CASTEX ENERGY, INC.		CASTEX ENERGY 1995, L.P.
By Castex Energy Inc., its general partner

By:	/s/ John R. Stoika	By:	/s/ John R. Stoika
	John R. Stoika, President		John R. Stoika, President

BROWNING OIL COMPANY, INC., FLARE RESOURCES INC., J&S OIL & GAS, LLC and KITTY HAWK ENERGY, L.L.C.		RABBIT ISLAND, L.P. By Castex Energy Inc., its general partner
By Castex Energy, Inc., their agent-in-fact		By:	/s/ John R. Stoika
John R. Stoika, President

By:	/s/ John R. Stoika
John R. Stoika, President

BUYER:

ENERGY XXI GULF COAST, INC.

By:	/s/ John D. Schiller, Jr.
John D. Schiller, Jr. Chairman and CEO

Witnesses to all signatures above:

/s/ J. Granger Anderson III	/s/ Glynn P. Broussard
J. Granger Anderson III	Glynn P. Broussard

Acknowledgments

STATE OF TEXAS

COUNTY OF HARRIS

Before me, the undersigned Notary Public in and for the jurisdiction listed above, appeared John R. Stoika, who, upon being duly sworn by me, did state that he is the duly authorized President of Castex Energy, Inc., a Texas corporation that is general partner of Castex Energy 1995, L.P., a Texas limited partnership, and Rabbit Island, L.P., a Texas limited partnership, and also is agent and attorney-in-fact of Browning Oil Company, Inc., a Texas corporation; Flare Resources Inc., a Texas corporation; J&S Oil & Gas, LLC, a Texas limited liability company; and Kitty Hawk Energy, L.L.C., a Louisiana limited liability company, and did sign the foregoing instrument on behalf of each such entity as the free act and deed of each such entity for the purpose and consideration therein stated.

GIVEN MY HAND AND SEAL OF OFFICE this 27th day of July 2006 in the aforesaid jurisdiction.

/s/ Robbie Van	[SEAL] ROBBIE VAN NOTARY PUBLIC STATE OF TEXAS EXPIRES 06/18/2008
Notary Public in and for State of Texas

STATE OF TEXAS

COUNTY OF HARRIS

Before me, the undersigned Notary Public in and for the jurisdiction listed above, appeared John D. Schiller, Jr., who, upon being duly sworn by me, did state that he is the duly authorized Chairman and CEO of Energy XXI Gulf Coast, Inc., a Delaware corporation, and did sign the foregoing instrument on behalf of said corporation as the free act and deed of said corporation for the purpose and consideration therein stated.

GIVEN MY HAND AND SEAL OF OFFICE this 27th day of July 2006 in the aforesaid jurisdiction.

/s/ Robbie Van	[SEAL] ROBBIE VAN NOTARY PUBLIC STATE OF TEXAS EXPIRES 06/18/2008
Notary Public in and for State of Texas

Exhibit 1 to Third Amendment to Purchase and Sale Agreement

Property Instruments

I.
Castex Lease No.	Field /Prospect	Parish	Lessor Name	Lessee Name	Lse Date	Book	Entry No.
LA0734-700-00	Orange Grove [Bayou Black]	Terrebonne	Melba Bergeron Gill	Flare Resources Inc.	08/08/2004	1887	1191938
LA0734-701-01	Orange Grove [Bayou Black]	Terrebonne	May Belle Portier Antill, et al	Flare Resources Inc.	08/24/2004	1887	1191941
LA0734-701-02	Orange Grove [Bayou Black]	Terrebonne	Fay Portier Jr., et al	Flare Resources Inc.	08/30/2004	1887	1191944
LA0734-701-03	Orange Grove [Bayou Black]	Terrebonne	Daniel Francis Portier	Flare Resources Inc.	08/24/2004	1887	1191940
LA0734-702-01	Orange Grove [Bayou Black]	Terrebonne	Paul Cox, et al	Flare Resources Inc.	09/02/2004	1887	1191943
LA0734-702-02	Orange Grove [Bayou Black]	Terrebonne	Deborah Lynn Cox [aka Deborah Lynn Denova]	Flare Resources Inc.	09/02/2004	1887	1191939
LA0734-702-03	Orange Grove [Bayou Black]	Terrebonne	Robert Louis Cox	Flare Resources Inc.	01/19/2005	1903	1201070
LA0734-702-04	Orange Grove [Bayou Black]	Terrebonne	LaGarto Properties	Flare Resources Inc.	12/30/2004	1899	1199206
LA0734-702-05	Orange Grove [Bayou Black]	Terrebonne	Cynthia Cox Etienne	Flare Resources Inc.	03/03/2005	1907	1203732
LA0734-703-00	Orange Grove [Bayou Black]	Terrebonne	Succession of Lillie Calloway Cox	Flare Resources Inc	08/19/2004	1887	1191942
LA0734-704-00	Orange Grove [Bayou Black]	Terrebonne	Dane P. Ledet, et ux, Louise S.	Flare Resources Inc.	12/16/2004	1897	1197971
LA0734-705-01	Orange Grove [Bayou Black]	Terrebonne	W. McKerall Oniell Jr. Decendants Trust, et al	Flare Resources Inc.	12/20/2004	1898	1198443
LA0734-705-02	Orange Grove [Bayou Black]	Terrebonne	Anne R. Lockett Donelly	Flare Resources Inc.	12/20/2004	1899	1199209
LA0734-705-03	Orange Grove [Bayou Black]	Terrebonne	Carrie Lockett Koll	Flare Resources Inc.	12/20/2004	1900	1199903
LA0734-706-01	Orange Grove [Bayou Black]	Terrebonne	W. McKerall Oniell Jr. Decendants Trust, et al	Flare Resources Inc.	12/20/2004	1898	1198442
LA0734-706-02	Orange Grove [Bayou Black]	Terrebonne	Anne R. Lockett Donelly	Flare Resources Inc.	12/20/2004	1899	1199210
LA0734-706-03	Orange Grove [Bayou Black]	Terrebonne	Carrie Lockett Koll	Flare Resources Inc.	12/20/2004	1900	1199902
LA0734-707-01	Orange Grove [Bayou Black]	Terrebonne	W. McKerall Oniell Jr. Decendants Trust, et al	Flare Resources Inc.	12/20/2004	1898	1198441
LA0734-707-02	Orange Grove [Bayou Black]	Terrebonne	Anne R. Lockett Donelly	Flare Resources Inc.	12/20/2004	1899	1199208
LA0734-707-03	Orange Grove [Bayou Black]	Terrebonne	Carrie Lockett Koll	Flare Resources Inc.	12/20/2004	1900	1199901
LA0734-708-00	Orange Grove [Bayou Black]	Terrebonne	Dane P. Ledet Jr.	Flare Resources Inc.	12/16/2004	1897	1197970
LA0734-710-01	Orange Grove [Bayou Black]	Terrebonne	Melba Bergeron Gill	Castex Energy, Inc.	08/08/2005	1932	1218302
LA0734-711-01	Orange Grove [Bayou Black]	Terrebonne	Rafe A. Antill, et ux Peggy G. Antill	Castex Energy, Inc.	08/08/2005	1932	1218303

II.
Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Lse Date	Book	Entry No.
	Bayou Pigeon	Iberia	Helen Celia Beaullieu Chachere, et al	Castex Energy Inc.	10/25/2001	01229	00115345
	Bayou Pigeon	Iberia	Rebecca Nicholson Lanclos	Castex Energy Inc.	10/25/2001	01229	00115347
	Bayou Pigeon	Iberia	Helen Nicholson Johnson	Castex Energy Inc.	10/25/2001	01229	00115346
	Bayou Pigeon	Iberia	Kyle Peterman Management Corp.	Castex Energy Inc.	11/01/2001	01229	00115349
	Bayou Pigeon	Iberia	Succession of Charlton B. Ogden, II Agent Kyle Peterman Management Corp.	Castex Energy Inc.	11/01/2001	01234	00203164
	Bayou Pigeon	Iberia	Williams Land Company LLC	Castex Energy Inc.	10/29/2001	01229	00115348

Exhibit A (as Amended)

Bayou Pigeon	Iberia	Brownell-Kidd Company	Castex Energy Inc.	11/01/2001	01229	00115350
Bayou Pigeon	Iberia	Kyle Peterman Management Corp.	Castex Energy Inc.	11/01/2001	01229	00115353
Bayou Pigeon	Iberia	Succession of Charlton B. Ogden, II Agent Kyle Peterman Management Corp.	Castex Energy Inc.	11/01/2001	01234	00203165
Bayou Pigeon	Iberia	Williams Inc.	Castex Energy Inc.	11/20/2001	01229	00115351
Bayou Pigeon	Iberia. St Martin	Williams Inc.	Castex Energy Inc.	11/20/2001	01229 01356	00115352 03334099
Bourg, South	Terrebonne	Keith Eugene Pitre	Pinnacle Resources Inc.	10/22/2003	01850	01169014
Bourg, South	Terrebonne	Maurice J. Duplantis Sr.	Pinnacle Resources Inc.	10/22/2003	01850	01169016
Bourg, South	Terrebonne	Jacquith L. Herbert	Pinnacle Resources Inc.	10/22/2003	01850	01069011
Bourg, South	Terrebonne	Carl R. Duplantis, et al	Pinnacle Resources Inc.	10/22/2003	01850	01169010
Bourg, South	Terrebonne	Henrietta Marie Hunt clemons	Pinnacle Resources Inc.	01/14/2004	01852	01169606
Bourg, South	Terrebonne	Logan H. Babin Inc.	Flare Resources Inc.	04/01/2003	01814	01144891
Bourg, South	Terrebonne	Rusell A. Portier	Pinnacle Resources Inc.	11/11/2003	01850	01169007
Bourg, South	Terrebonne	Rusell A. Portier, et al	Pinnacle Resources Inc.	11/11/2003	01850	01169008
Bourg, South	Terrebonne	Melba Cochran Duplantis, et al	Pinnacle Resources Inc.	10/22/2003	01853	01170560
Bourg, South	Terrebonne	Ernest Hebert, et al	Pinnacle Resources Inc.	11/21/2003	01850	01169018
Bourg, South	Terrebonne	George D. Lyons Jr.	Flare Resources Inc.	04/25/2003	01817	01146409
Bourg, South	Terrebonne	George D. Lyons Jr.	Flare Resources Inc.	04/25/2003	01817	01146410
Bourg, South	Terrebonne	PXP Gulf Coast Inc.	Apache Corporation	08/01/2004	01883	01189249
Bourg, South	Terrebonne	Dolores Charpentier Scott, et al	Pinnacle Resources Inc.	11/11/2003	01850	01169009
Bourg, South	Terrebonne	Dana Duplantis McComber	Pinnacle Resources Inc.	10/22/2003	01854	01170570
Bourg, South	Terrebonne	Mauri Duplantis Norris	Pinnacle Resources Inc.	10/22/2003	01853	01170561
Bourg, South	Terrebonne	Roland H. Norwood	Pinnacle Resources Inc.	10/22/2003	01853	01170562
Bourg South	Terrebonne	James D. Hebert	Pinnacle Resources Inc.	10/22/2003	01850	01169012
Bourg, South	Terrebonne	Jarie Herbert Vacenovsky	Pinnacle Resources Inc.	10/22/2003	01850	01169013
Bourg, South	Terrebonne	Laura Lynn Pitre Cockerham	Pinnacle Resources Inc.	10/22/2003	01850	01169015
Bourg, South	Terrebonne	Merle Ann Duplantis	Pinnacle Resources Inc.	10/22/2003	01850	01169017
Bourg, South	Terrebonne	Harold J. Ardoin Jr., et al	Pinnacle Resources Inc.	12/02/2003	01850	01169019
Bourg, South	Terrebonne	Logan H. Babin Inc.	Flare Resources Inc.	04/01/2003	01814	01144890
Bourg, South	Terrebonne	JMB Partnership	Apache Corporation	03/15/2004	01879	01187039
Bourg, South	Terrebonne	Francis J. Pellegrin, et ux	Pinnacle Resources Inc.	11/11/2003	01850	01169022
Bourg, South	Terrebonne	Mildred Pellegrin Mustin, et al	Pinnacle Resources Inc.	11/11/2003	01850	01169021
Bourg, South	Terrebonne	Lloyd Anthony Hebert	Pinnacle Resources Inc.	11/19/2003	01850	01169020
Bourg, South	Terrebonne	Ernest J. Pelegrin, et al	Merlin Oil & Gas Inc.	06/08/2004	01872	01182384
Bourg, South	Terrebonne	Raymond Lawrence Hebert	Merlin Oil & Gas Inc.	06/07/2004	01872	01182084
Lake Boudreaux	Terrebonne	State of Louisiana #17754	Flare Resources Inc.	03/17/2003	01815	00114290
Lake Boudreaux	Terrebonne	Apache Louisiana Minerals Inc.	Flare Resources Inc.	09/10/2003	01844	01164760
Lake Boudreaux	Terrebonne	State of Louisiana #17968	Pinnacle Resources Inc.	11/17/2003	01847	01167355
Lake Boudreaux	Terrebonne	State of Louisiana #17967	Pinnacle Resources Inc.	11/17/2003	01847	01167356

Exhibit A (as Amended)

III.
Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Lse Date	Book	Entry No.
LA0810-783-01	Delarge	Terrebonne	Matthew L. Mahler	St. Mary Energy Company	11/06/2003	1847	1167147
LA0810-783-02	Delarge	Terrebonne	Mahler Inc.	St. Mary Energy Company	11/06/2003	1847	1167146
LA0810-784-01	Delarge	Terrebonne	Matthew L. Mahler	Kitty Hawk Energy LLC	08/02/2004	1887	1191664
LA0810-784-02	Delarge	Terrebonne	Mahler Inc.	Kitty Hawk Energy LLC	08/02/2004	1887	1191663
LA0810-785-00	Delarge	Terrebonne	Harry Bourg Corporation	Kitty Hawk Energy LLC	09/30/2004	1889	1192922
LA0810-887-00	Delarge	Terrebonne	Harry Bourg Corporation	EPL of Lousiana LLC	05/11/2005
LA0810-888-01	Delarge	Terrebonne	Matthew L. Mahler	Casttex Energy 1995 LP	03/08/2006	1962	1233395
LA0810-888-02	Delarge	Terrebonne	Mahler Inc.	Casttex Energy 1995 LP	03/08/2006	1962	1233394
LA056-650-00	Mosquito Bay	Terrebonne	State of Louisiana #18478	Fleetwood Resources Inc.	02/09/2005	1907	1204055
LA0656-651-00	Mosquito Bay	Terrebonne	Point au Fer LLC, et al	Kitty Hawk Energy LLC	11/26/2004	1911	1206938
LA0228-228-01	Point au Fer	Terrebonne	Point au Fer LLC, et al	Castex Energy 1995 LP	07/20/2005	1930	1217069
LA0228-229-00	Point au Fer	Terrebonne	Mary A. Smyth Nelson, et al (as amended)	Nelson Development Company	03/24/1939	122	34232
LA0228-230-00	Point au Fer	Terrebonne	State of Louisiana #00649	The Texas Company	05/08/1945	142	58587
LA0228-231-01	Point au Fer	Terrebonne	Louisiana Land & Exploration Co.	Castex Energy 1995 LP	10/05/2005	1941	1222568
LA0228-232-00	Point au Fer	Terrebonne	State of Louisiana #18732	Castex Energy 1995 LP	09/14/2005	1939	1221705
LA0228-233-00	Point au Fer	Terrebonne	State of Louisiana #18733	Castex Energy 1995 LP	09/14/2005	1939	1221704
LA0228-234-00	Point au Fer	Terrebonne	State of Louisiana #18734	Castex Energy 1995 LP	09/14/2005	1939	1221703
LA0228-236-00	Point au Fer	Terrebonne St. Mary	State of Louisiana #18752	Castex Energy 1995 LP	09/14/2005	1941 95	1222687 291252
LA0228-237-00	Point au Fer	Terrebonne St. Mary	State of Louisiana #18753	Castex Energy 1995 LP	09/14/2005	1941 95	1222688 291251
LA0228-238-00	Point au Fer	Terrebonne	State of Louisiana #18754	Castex Energy 1995 LP	09/14/2005	1941	1222690
LA0228-239-00	Point au Fer	Terrebonne St. Mary	State of Louisiana #18763	Castex Energy 1995 LP	09/14/2005	1941 95	1222689 291250
LA0228-240-01	Point au Fer	Terrebonne	Point au Fer LLC, et al	Castex Energy 1995 LP	10/12/2005	1946	1225206
LA0228-241-00	Point au Fer	Terrebonne	Point au Fer LLC, et al	Castex Energy 1995 LP	01/31/2006	1958	1231379

IV.
Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Lse Date	Book	Entry No.
LA0676-670-00	Bay Batiste	Plaquemines	State of Louisiana #12499	CNG Producing Company	04/14/1986	642	Pg 843
LA0676-671-00	Bay Batiste	Plaquemines	State of Louisiana #12036	Joseph J. Ingolia. Ill	04/15/1985	619	Pg 866
LA0454-545-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	C.S. Gaidry Inc.	Castex Energy 1995 LP	08/10/2005	1790	1237720
LA0454-545-02	Bayou Chauvin [Area 78 Pros]	Terrebonne	Schwing Management LLC	Castex Energy 1995 LP	01/01/2006	1790	1237719
LA0454-545-03	Bayou Chauvin [Area 78 Pros]	Terrebonne	Julius Wilson Cole, et al	Castex Energy, Inc.	01/17/2006	1966	1235457
LA0454-545-04	Bayou Chauvin [Area 78 Pros]	Terrebonne	Jennie B. Dawson Grandchildren’s Trust, et al	Castex Energy, Inc.	03/20/2006	1970	1237721
LA0454-546-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	Lynn Martin Stevens	Castex Energy 1995 LP	07/21/2005	1970	1237713
LA0454-546-02	Bayou Chauvin [Area 78 Pros]	Terrebonne	Agnes Stevens Aucoin, et al	Castex Energy 1995 LP	07/20/2005	1970	1237715
LA0454-546-03	Bayou Chauvin [Area 78 Pros]	Terrebonne	Bryce J. Leblanc Sr, et al	Castex Energy 1995 LP	07/29/2005	1970	1237722
LA0454-547-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	Mae Bartell Cncienne	Castex Energy 1995 LP	07/26/2005	1970	1237716
LA0454-547-02	Bayou Chauvin [Area 78 Pros]	Terrebonne	Alma Bartell Curtis	Castex Energy 1995 LP	07/26/2005	1970	1237717
LA0454-547-03	Bayou Chauvin [Area 78 Pros]	Terrebonne	Aimee Bartell Allen, et al	Castex Energy 1995 LP	07/14/2005	1970	1237718
LA0454-548-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	Lynn Martin Stevens	Castex Energy 1995 LP
LA0454-549-00	Bayou Chauvin [Area 78 Pros]	Terrebonne	Conrad J. Picou, Jr, et al	Castex Energy 1995 LP	10/25/2005

Exhibit A (as Amended)

LA0454-550-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	Kenneth McGartlin	Castex Energy 1995 LP	10/14/2005	1970	1237710
LA0454-550-02	Bayou Chauvin [Area 78 Pros]	Terrebonne	Bruce P. McGartlin	Castex Energy 1995 LP	10/14/2005	1970	1237711
LA0454-550-03	Bayou Chauvin [Area 78 Pros]	Terrebonne	Cathy McGartlin Genaro	Castex Energy 1995 LP	10/14/2005	1970	1237712
LA0454-551-00	Bayou Chauvin [Area 78 Pros]	Terrebonne	Apache Louisiana Minerals Inc.	Castex Energy Inc.	12/01/2005	1948	1226395
LA0454-552-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	George S. Bourg, et al	Castex Energy Inc.	11/21/2005	1946	1225211
LA0454-553-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	Donald A. Leblanc, et al	Castex Energy Inc.	11/10/2005
LA0454-554-00	Bayou Chauvin [Area 78 Pros]	Terrebonne	Mae Duplantis LeBlanc	Castex Energy Inc.	11/28/2005	1970	1237723
LA0454-555-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	Ronald Leblanc, et al, Linda Leblanc	Castex Energy 1995 LP	01/06/2006	1970	1237708
LA0454-555-02	Bayou Chauvin [Area 78 Pros]	Terrebonne	Sharon Leblanc Sweatman	Castex Energy 1995 LP	01/04/2006	1970	1237707
LA0454-555-03	Bayou Chauvin [Area 78 Pros]	Terrebonne	Earl Leblanc, Jr.	Castex Energy 1995 LP	01/04/2006	1970	1237706
LA0454-555-04	Bayou Chauvin [Area 78 Pros]	Terrebonne	Robert J. Leblanc	Castex Energy 1995 LP	06/15/2006
LA0454-556-00	Bayou Chauvin [Area 78 Pros]	Terrebonne	Mildred Leblanc Parfait, et al	Castex Energy 1995 LP	04/13/2006	1970	1237724
LA0454-557-01	Bayou Chauvin [Area 78 Pros]	Terrebonne	Melvina Leblanc Burnthorne, et al	Castex Energy 1995 LP	04/13/2006
LA0454-557-02	Bayou Chauvin [Area 78 Pros]	Terrebonne	Jamie Lynn Burnthorne D’amico	Castex Energy 1995 LP	06/15/2006
LA0454-558-00	Bayou Chauvin [Area 78 Pros]	Terrebonne	Mildred Leblanc Parfait, et vir, Joseph Peter Parfait	Castex Energy 1995 LP	04/13/2006	1970	1237725
LA0454-559-00	Bayou Chauvin [Area 78 Pros]	Terrebonne	Mae Duplantis LeBlanc	Castex Energy 1995 LP	04/26/2006	1970	1237726
LA0454-560-00	Bayou Chauvin [Area 78 Pros]	Terrebonne	Terry J. Nettleton, et us, Sandra Nettleton	Castex Energy 1995 LP	04/06/2006
LA0109-018-01	Bayou Copasaw	Terrebonne	Continental Land & Fur Company	Castex Energy Inc.	04/11/1994	1422	938989
LA0201-300-00	Bayou Copasaw	Terrebonne	CL&F Resources LP	Castex Energy 1995 LP	06/16/2005	1928	1216402
LA0508-361-00	Bayou Penchant	Terrebonne	CL&F Resources LP	Castex Energy 1995 LP	11/01/2005	1947	1225859
LA0508-362-00	Bayou Penchant	Terrebonne	State of Louisiana #18815	Castex Energy 1995 LP	11/09/2005	1949	1226793
LA0508-365-00	Bayou Penchant	Terrebonne	Apache Louisiana Minerals Inc.	Castex Energy 1995 LP	04/15/2006	1977	1241824
LA0508-356-00	Bayou Penchant	Terrebonne	LaLa Land Leasing LLC	Apache Corporation	06/16/2004	1886	1190877
LA0508-359-00	Bayou Penchant	Terrebonne	LaLa Land Leasing LLC	Castex Energy 1995 LP	06/16/2005	1928	1216214
LA0508-363-00	Bayou Penchant	Terrebonne	LaLa Land Leasing LLC	Castex Energy 1995 LP	01/01/2006	1959	1231918
LA0260-14001-000-01	Deer Island, West	Terrebonne	Continental Land & Fur Company	Sunbelt Energy Ltd.	09/04/1996	1531	986878
LA0260-14001-000-02	Deer Island, West	Terrebonne	Continental Land & Fur Company	Sunbelt Energy Ltd.	09/04/1996	1531	986878
LA0260-14002-000	Deer Island, West	Terrebonne St. Mary	State of Louisiana #15470	Sunbelt Energy Ltd.	11/18/1996	1535 39-S	988328 255297
LA0260-14003-001	Deer Island, West	Terrebonne	Patricia Pharr Kozma	Gulfstream Oil & Gas Corporation	10/17/1996	1535	988471
LA0260-14003-002	Deer Island, West	Terrebonne	Margaret Pathe Pharr	Gulfstream Oil & Gas Corporation	10/17/1996	1535	988472
LA0260-14003-003	Deer Island, West	Terrebonne	Nils Bruzelius	Gulfstream Oil & Gas Corporation	10/17/1996	1535	988473
LA0260-14003-004	Deer Island, West	Terrebonne	Caroline A Bruzeluis	Gulfstream Oil & Gas Corporation	10/17/1996	1535	988474
LA0260-14003-005	Deer Island, West	Terrebonne	Margaret B. Leight	Gulfstream Oil & Gas Corporation	10/17/1996	1535	988475
LA0260-14003-006	Deer Island, West	Terrebonne	Ellen Maria B. Tifft	Gulfstream Oil & Gas Corporation	10/17/1996	1535	988476
LA0260-14003-007	Deer Island, West	Terrebonne	JoAnn Lacoste Farrington, et al	Gulfstream Oil & Gas Corporation	02/07/1994	1421	938679
LA0260-14003-008	Deer Island, West	Terrebonne	Denis Dugas Jr., et al	Gulfstream Oil & Gas Corporation	09/13/1991	1293	887819
LA0260-14003-009	Deer Island, West	Terrebonne	Samuel A. Thornton Jr., et al	Gulfstream Oil & Gas Corporation	09/13/1991	1293	887820
LA0260-14003-010	Deer Island, West	Terrebonne	Mary Belle Bass	Gulfstream Oil & Gas Corporation	09/13/1991	1293	887821
LA0260-14003-011	Deer Island, West	Terrebonne	Alfred Mead, et ux	Gulfstream Oil & Gas Corporation	09/13/1991	1293	887822
LA0260-14003-012	Deer Island, West	Terrebonne	Genevieve G. Chenault	Gulfstream Oil & Gas Corporation	09/13/1991	1295	888430
LA0260-14003-013	Deer Island, West	Terrebonne	Adah Jacobs Kelley	Gulfstream Oil & Gas Corporation	09/13/1991	1295	888431
LA0260-14003-014	Deer Island, West	Terrebonne	Edward F. Bass, et al	Gulfstream Oil & Gas Corporation	09/23/1991	1295	888433
LA0260-14003-015	Deer Island, West	Terrebonne	Dorothy Tangye Guardia, et al	Gulfstream Oil & Gas Corporation	09/13/1991	1296	889090

Exhibit A (as Amended)

LA0260-14003-016	Deer Island, West	Terrebonne	Dorothy T. Guardia Revocable Living Trust	Gulfstream Oil & Gas Corporation	09/13/1991	1308	893144
LA0260-14003-017	Deer Island, West	Terrebonne	Edward F. Bass, et al	Gulfstream Oil & Gas Corporation	03/16/1992	1316	897188
LA0260-14003-018	Deer Island, West	Terrebonne	Adah Jacobs Kelley	Gulfstream Oil & Gas Corporation	03/16/1992	1316	897189
LA0260-14003-019	Deer Island, West	Terrebonne	Linda Alice T. Peterson	Sunbelt Energy Ltd.	04/16/1997	1557	998101
LA0260-14003-020	Deer Island, West	Terrebonne	James H. Peterson Sr.	Sunbelt Energy Ltd.	04/16/1997	1557	998102
LA0260-14004-001	Deer Island, West	Terrebonne	Alcis A. Lacoste, et al	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887802
LA0260-14004-002	Deer Island, West	Terrebonne	Jesse Lee Whitaker, et al	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887803
LA0260-14004-003	Deer Island, West	Terrebonne	Linder Bergeron Brunet	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887804
LA0260-14004-004	Deer Island, West	Terrebonne	Monica Lacoste Gallipeaux	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887805
LA0260-14004-005	Deer Island, West	Terrebonne	Mlyrna Dehart Richey	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887806
LA0260-14004-006	Deer Island, West	Terrebonne	Agnes Ramke Brite	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887807
LA0260-14004-007	Deer Island, West	Terrebonne	Adam Lacoste	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887808
LA0260-14004-008	Deer Island, West	Terrebonne	Mildred Moore Billiot	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887809
LA0260-14004-009	Deer Island, West	Terrebonne	Irene Lombas Dennis	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887810
LA0260-14004-010	Deer Island, West	Terrebonne	David Lacoste	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887211
LA0260-14004-011	Deer Island, West	Terrebonne	Margaret Dehart Chatham	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887812
LA0260-14004-012	Deer Island, West	Terrebonne	Judy Dehart	Gulfstream Oil & Gas Corporation	06/10/1991	1293	837814
LA0260-14004-013	Deer Island, West	Terrebonne	Darlene Ramke Henderson	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887815
LA0260-14004-014	Deer Island, West	Terrebonne	Vaudine A. Ramke Smith	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887816
LA0260-14004-015	Deer Island, West	Terrebonne	Evelyn P. Brown	Gulfstream Oil & Gas Corporation	09/18/1991	1295	888410
LA0260-14004-016	Deer Island, West	Terrebonne	Tammy Pitaggio Baughman	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888411
LA0260-14004-017	Deer Island, West	Terrebonne	Raymond Delino	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888412
LA0260-14004-018	Deer Island, West	Terrebonne	Beverly Ramke Larue	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888413
LA0260-14004-019	Deer Island, West	Terrebonne	Linda Ramke Stepp	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888414
LA0260-14004-020	Deer Istand,West	Terrebonne	Sylvester Louvier	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888415
LA0260-14004-021	Deer Island, West	Terrebonne	Clementine B. L. Parish	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888416
LA0260-14004-022	Deer Island, West	Terrebonne	Vallie Tabor Boudreaux	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888417
LA0260-14004-023	Deer Island, West	Terrebonne	Arthur Bergeron	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888418
LA0260-14004-024	Deer Island, West	Terrebonne	Terry Ramke	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888419
LA0260-14004-025	Deer Island, West	Terrebonne	Sybil Liner Murphree	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888420
LA0260-14004-026	Deer Island, West	Terrebonne	Harry W.Roberts	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888421
LA0260-14004-027	Deer Island, West	Terrebonne	Beverly Bergeron	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888423
LA0260-14004-028	Deer Island, West	Terrebonne	Glenn H. Delino	Gulfstream Oil & Gas Corporation	09/18/1991	1295	888424
LA0260-14004-029	Deer Island, West	Terrebonne	Ruby Dumon Delatte	Gulfstream Oil & Gas Corporation	09/18/1991	1295	888426
LA0260-14004-030	Deer Island, West	Terrebonne	Ellis Lacoste	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888427
LA0260-14004-031	Deer Island, West	Terrebonne	Delma Lacoste	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888429
LA0260-14004-032	Deer Island, West	Terrebonne	James A. Roberts	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888681
LA0260-14004-033	Deer Island, West	Terrebonne	Floyd M. Dehart	Gulfstream Oil & Gas Corporation	09/18/1991	1295	888682
LA0260-14004-034	Deer Island, West	Terrebonne	Gladys Dehart Weber	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888683
LA0260-14004-035	Deer Island, West	Terrebonne	Amanda Aucion Webber	Gulfstream Oil & Gas Corporation	06/10/1991	1295	888684
LA0260-14004-036	Deer Island, West	Terrebonne	Kathleen W. Sverkmo Ashford	Gulfstream Oil & Gas Corporation	06/10/1991	1296	889084
LA0260-14004-037	Deer Island, West	Terrebonne	Shirley Lovell Monk	Gulfstream Oil & Gas Corporation	10/04/1991	1296	889085
LA0260-14004-038	Deer Island, West	Terrebonne	Era Aucion Mayfield	Gulfstream Oil & Gas Corporation	06/10/1991	1296	889086
LA0260-14004-039	Deer Island, West	Terrebonne	Patty Lirette Babin	Gulfstream Oil & Gas Corporation	10/04/1991	1296	889087

Exhibit A (as Amended)

LA0260-14004-040	Deer Island, West	Terrebonne	Dudley J. Lacoste, et al	Gulfstream Oil & Gas Corporation	06/10/1991	1296	889089
LA0260-14004-041	Deer Island, West	Terrebonne	Wilton Verret	Gulfstream Oil & Gas Corporation	10/04/1991	1299	884814
LA0260-14004-042	Deer Island, West	Terrebonne	Gertrude B. Verrett	Gulfstream Oil & Gas Corporation	10/22/1991	1299	889816
LA0260-14004-043	Deer Island, West	Terrebonne	Patrick Dehart	Gulfstream Oil & Gas Corporation	10/04/1991	1299	889817
LA0260-14004-044	Deer Island, West	Terrebonne	Wanda Lovell Anderson	Gulfstream Oil & Gas Corporation	10/04/1991	1299	889818
LA0260-14004-045	Deer Island, West	Terrebonne	Dennis A. Lacoste	Gulfstream Oil & Gas Corporation	10/22/1991	1299	889819
LA0260-14004-046	Deer Island, West	Terrebonne	Pearly Lacoste Giroir	Gulfstream Oil & Gas Corporation	10/22/1991	1299	889820
LA0260-14004-047	Deer Island, West	Terrebonne	Donald Dehart	Gulfstream Oil & Gas Corporation	06/10/1991	1299	889821
LA0260-14004-048	Deer Island, West	Terrebonne	Wilson H. Moore Jr.	Gulfstream Oil & Gas Corporation	10/22/1991	1302	890682
LA0260-14004-049	Deer Island, West	Terrebonne	Mark Bergeron Sr.	Gulfstream Oil & Gas Corporation	10/22/1991	1308	893141
LA0260-14004-050	Deer Island, West	Terrebonne	Jack Bergeron	Gulfstream Oil & Gas Corporation	10/22/1991	1308	893142
LA0260-14004-051	Deer Island, West	Terrebonne	Catherine D. Kiger	Gulfstream Oil & Gas Corporation	09/18/1991	1316	897186
LA0260-14004-052	Deer Island, West	Terrebonne	Wilvin Dumond	Gulfstream Oil & Gas Corporation	09/18/1991	1316	897187
LA0260-14004-053	Deer Island, West	Terrebonne	Barbara B. Caviler, et al	Gulfstream Oil & Gas Corporation	05/16/1994	1435	944816
LA0260-14004-054	Deer Island, West	Terrebonne	Phillip Billiot	Gulfstream Oil & Gas Corporation	07/20/1994	1435	944817
LA0260-14004-055	Deer Island, West	Terrebonne	Hillary Daisy, et al	Gulfstream Oil & Gas Corporation	07/20/1994	1435	944818
LA0260-14004-056	Deer Island, West	Terrebonne	Joseph A. Pictaggio Jr.	Gulfstream Oil & Gas Corporation	07/20/1994	1435	944819
LA0260-14004-057	Deer Island, West	Terrebonne	Robert J. Puzzuot	Gulfstream Oil & Gas Corporation	08/10/1994	1435	944820
LA0260-14004-058	Deer Island, West	Terrebonne	Margie Anne L. Ratcliff	Gulfstream Oil & Gas Corporation	08/10/1994	1435	944822
LA0260-14004-059	Deer Island, West	Terrebonne	Susan Dehart Burkart	Gulfstream Oil & Gas Corporation	08/10/1994	1435	944823
LA0260-14004-060	Deer Island, West	Terrebonne	Rodney E. Roberts	Gulfstream Oil & Gas Corporation	08/10/1994	1435	944824
LA0260-14004-061	Deer Island, West	Terrebonne	Roberta Pizzuto Perez	Gulfstream Oil & Gas Corporation	08/10/1994	1435	944825
LA0260-14004-062	Deer Island, West	Terrebonne	Michael D. Skipper	Gulfstream Oil & Gas Corporation	08/10/1994	1435	944826
LA0260-14004-063	Deer Island, West	Terrebonne	Greg Aucoin	Gulfstream Oil & Gas Corporation	08/10/1994	1440	946710
LA0260-14004-064	Deer Island, West	Terrebonne	Margie Lovell P. Rowe	Gulfstream Oil & Gas Corporation	08/10/1994	1440	946711
LA0260-14004-065	Deer Island, West	Terrebonne	Eric Langley	Gulfstream Oil & Gas Corporation	08/10/1994	1446	948992
LA0260-14004-066	Deer Island, West	Terrebonne	Berry Rink Romaire	Gulfstream Oil & Gas Corporation	08/10/1994	1435	944821
LA0260-14004-067	Deer Island, West	Terrebonne	JoAnn Lacoste Farrington, et al	Gulfstream Oil & Gas Corporation	06/10/1991	1293	887818
LA0260-14005-000	Deer Island, West	St. Mary Terrebonne	State of Louisiana #15855	Howell Petroleum Corporation	08/18/1997	40R 1575	259187 1006476
LA0260-1580001A	Deer Island, West	Terrebonne	Continental Land & Fur Company	Sunbelt Energy Ltd.	05/16/1991	1290	886268
LA0260-1580001B	Deer Island, West	Terrebonne	State of Louisiana #14108	Sunbelt Energy Ltd.	08/14/1991	1292	887208
LA0260-1580002	Deer Island, West	Terrebonne	Continental Land & Fur Company	Sunbelt Energy Ltd.	07/30/1991	1290	886269
LA0562-560-00	Lake Decade	Terrebonne	Apache Louisiana Minerals Inc.	Castex Energy 1995 LP	08/01/2005	1939	1221627
LA0378-300-01	Manila Village	Jefferson	State of Louisiana #18143	Castex Energy 1995 LP	05/17/2004	139	10445704
LA0378-301-00	Manila Village	Jefferson	Louisiana Land & Exploration Co.	Castex Energy 1995 LP	11/20/2004	139	10501629
LA0378-303-00	Manila Village	Jefferson	Louisiana Land & Exploration Co.	Castex Energy 1995 LP	06/08/2005	139	10556798
LA0378-308-00	Manila Village	Jefferson	State of Louisiana #18727	Castex Energy 1995 LP	08/10/2005	139	10556799
LA0538-530-00	Palmetto Bayou	Terrebonne	State of Louisiana #18267	Castex Energy 1995 LP	09/08/2004	1889	1193199
LA0538-531-00	Palmetto Bayou	Terrebonne	Louisiana Land & Exploration Co.	Castex Energy 1995 LP	04/05/2006
			V
Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Lse Date	Book	Entry No.

Exhibit A (as Amended)

LA0457-453-01	Barataria Bay	Jefferson	Kathy Lambert, et al	Flare Resources Inc.	09/23/2004	139	10539136
LA0457-453-02	Barataria Bay	Jefferson	Patricia Sheehan	Flare Resources Inc.	09/23/2004	139	10539137
LA0457-453-03	Barataria Bay	Jefferson	Sam Latham III	Flare Resources Inc.	09/23/2004	139	10539138
LA0457-453-04	Barataria Bay	Jefferson	Joseph H. Harvey III	Flare Resources Inc.	09/23/2004	139	10539139
LA0457-453-05	Barataria Bay	Jefferson	Sally Dibala	Flare Resources Inc.	09/23/2004	139	10539140
LA0457-453-06	Barataria Bay	Jefferson	Lucie J. Heintz, et al	Flare Resources Inc.	09/23/2004	139	10539141
LA0457-453-07	Barataria Bay	Jefferson	Succession of Maryette Kempff	Flare Resources Inc.	03/02/2005	139	10539142
LA0457-454-00	Barataria Bay	Jefferson	Jefferson Parish State Agency Lease	Flare Resources Inc.	04/18/2005	139	10539135
LA0457-455-00	Barataria Bay	Jefferson	Rathborne Companies East LLC	Flare Resources Inc.	05/18/2005	139	10540167
LA0525-465-00	Four League Bay	Terrebonne	State of Louisiana #18794	Castex Energy 1995 LP	10/12/2005	1948	1226394
LA0525-466-01	Four League Bay	Terrebonne	Apache Louisiana Minerals Inc.	Castex Energy 1995 LP	12/01/2005	1948	1226396
LA0525-466-02	Four League Bay	Terrebonne	Apache Louisiana Minerals Inc.	Castex Energy 1995 LP	03/02/2006	1967	1236040
LA0744-711-01	Golden Meadow	Lafourche	Ellis A. Terrebonne	Castex Energy 1995 LP	02/14/2004	1636	996910
LA0744-711-02	Golden Meadow	Lafourche	Daniel J. Kodrigue, et al	Castex Energy 1995 LP	02/14/2005	1636	996909
LA0744-712-01	Golden Meadow	Lafourche	Sally Curole Champagne, et al	Castex Energy 1995 LP	02/22/2005	1636	996911
LA0744-713-01	Golden Meadow	Lafourche	Daniel J. Rodrigue, et al	Castex Energy 1995 LP	03/08/2005	1636	996913
LA0744-713-02	Golden Meadow	Lafourche	Ellis A. Terrebonne	Castex Energy 1995 LP	03/08/2005	1636	996914
LA0744-714-00	Golden Meadow	Lafourche	Douglas J. Duet, et ux, Mary Ann Duet	Castex Energy 1995 LP	03/14/2005	1636	996912
LA0744-715-00	Golden Meadow	Lafourche	Pierre J. Pitre III, et al	Castex Energy 1995 LP	03/29/2005	1636	996905
LA0744-716-00	Golden Meadow	Lafourche	Anne Marie Adams Doucet, et al	Castex Energy 1995 LP	03/18/2005	1636	996915
LA0744-717-01	Golden Meadow	Lafourche	Leroy A. Martin, et al	Castex Energy 1995 LP	04/20/2005	1636	996897
LA0744-718-01	Golden Meadow	Lafourche	Harold A. Terrebonne, et al	Castex Energy 1995 LP	05/02/2005	1636	996916
LA0744-719-00	Golden Meadow	Lafourche	Harold A. Terrebonne, et al	Castex Energy 1995 LP	05/02/2005	1636	996917
LA0744-720-00	Golden Meadow	Lafourche	Ruven J. St. Pierre	Castex Energy 1995 LP	05/25/2005	1636	996902
LA0744-721-00	Golden Meadow	Lafourche	Melissa Emanuel Collins	Castex Energy 1995 LP	05/10/2005	1636	996903
LA0744-722-01	Golden Meadow	Lafourche	Pierre Pitre III, et al	Castex Energy 1995 LP	06/14/2005	1636	996894
LA0744-722-02	Golden Meadow	Lafourche	James Pitre, et al	Castex Energy 1995 LP	07/25/2005	1636	996900
LA0744-722-03	Golden Meadow	Lafourche	Rita Pitre Blanchard, et al	Castex Energy 1995 LP	08/08/2005	1636	996895
LA0744-722-04	Golden Meadow	Lafourche	Carol Saunders Jahncke	Castex Energy 1995 LP	08/23/2005	1636	996901
LA0744-722-05	Golden Meadow	Lafourche	Linda W. Brown	Castex Energy 1995 LP	08/30/2005	1636	996890
LA0744-722-06	Golden Meadow	Lafourche	Sylvia Saunders Davis Succession	Castex Energy 1995 LP	10/14/2005	1636	996896
LA0744-723-00	Golden Meadow	Lafourche	David Duet Jr.	Castex Energy 1995 LP	06/14/2005	1636	996899
LA0744-724-00	Golden Meadow	Lafourche	Relda King Duet	Castex Energy 1995 LP	06/14/2005	1636	996908
LA0744-725-01	Golden Meadow	Lafourche	Leroy Terrebonne Jr., et al	Castex Energy 1995 LP	06/14/2005	1636	996898
LA0744-726-00	Golden Meadow	Lafourche	Earl Varnum, et ux Kathy Pitre Varnum	Castex Energy 1995 LP	06/14/2005	1636	996907
LA0744-728-01	Golden Meadow	Lafourche	Raleigh P. Duet, et al	Castex Energy 1995 LP	06/23/2005	1636	996892
LA0744-729-00	Golden Meadow	Lafourche	Hebert Cemetery Association	Castex Energy 1995 LP	06/27/2005	1636	996889
LA0744-730-01	Golden Meadow	Lafourche	Rita Pitre Blanchard, et al	Castex Energy 1995 LP	06/27/2005	1636	996893
LA0744-731-00	Golden Meadow	Lafourche	Jerry Ledet, et ux Corina Pitre Ledet	Castex Energy 1995 LP	06/30/2005	1636	996906
LA0744-732-00	Golden Meadow	Lafourche	Delbert Yoss, et ux Sharon L. Yoss	Castex Energy 1995 LP	06/14/2005	1636	996904
LA0744-733-01	Golden Meadow	Lafourche	Grand Isle Shipyard Inc.	Castex Energy 1995 LP	08/08/2005	1636	996891
LA0744-734-01	Golden Meadow	Lafourche	Betty Duet Buisson, et al	Castex Energy 1995 LP	01/04/2006
LA0744-735-01	Golden Meadow	Lafourche	Ethel Duet Moreau, et al	Castex Energy 1995 LP	01/24/2006
LA0744-736-01	Golden Meadow	Lafourche	Alice Talamo Littrell, et al	Castex Energy 1995 LP	02/06/2006

Exhibit A (as Amended)

LA0744-736-02	Golden Meadow	Lafourche	Ginger Stull Gentry	Castex Energy 1995 LP	02/16/2006
LA0744-736-03	Golden Meadow	Lafourche	Charles Robert Stull	Castex Energy 1995 LP	02/16/2006
LA0744-736-04	Golden Meadow	Lafourche	Joann Stull McCain	Castex Energy 1995 LP	02/16/2006
LA0744-737-00	Golden Meadow	Lafourche	Joseph Gisclair, et al	Castex Energy 1995 LP	02/14/2006
LA0744-738-01	Golden Meadow	Lafourche	Carrie St. Pierre Pitre, et al	Castex Energy 1995 LP	03/08/2006
LA0744-738-02	Golden Meadow	Lafourche	Robert J. Douros, et al	Castex Energy 1995 LP	04/06/2006
LA0744-738-03	Golden Meadow	Lafourche	Kim Williams Wilson, et al, Dottie Williams	Castex Energy 1995 LP	03/08/2006
LA0744-739-00	Golden Meadow	Lafourche	Alton Terrebonne Sr.	Castex Energy 1995 LP	04/03/2006
LA0744-740-00	Golden Meadow	Lafourche	Edward Elliott Jr., et al	Castex Energy 1995 LP	03/24/2006
LA0744-741-00	Golden Meadow	Lafourche	Shirley Guidry Savoie, et al	Castex Energy 1995 LP	04/26/2006
LA0744-742-00	Golden Meadow	Lafourche	Joseph P. Pitre, et ux Doris Biolliot Pitre	Castex Energy 1995 LP	05/08/2006
LA0744-743-00	Golden Meadow	Lafourche	Virginia R. Williams	Castex Energy 1995 LP	06/19/2006
LA0744-744-00	Golden Meadow	Lafourche	Daniel Griffin, et ux Denise W. Griffin	Castex Energy 1995 LP	06/16/2006
LA0744-745-00	Golden Meadow	Lafourche	Roy A. Williams	Castex Energy 1995 LP	06/28/2006
LA0622-601-00	Lake Boudreaux [East]	Terrebonne	Gail Quick Carlos	Castex Energy 1995 LP	02/10/2005	1923	1213546
LA0622-602-01	Lake Boudreaux [East]	Terrebonne	Verda Authement Ragen	Castex Energy 1995 LP	02/10/2005	1923	1213550
LA0622-602-02	Lake Boudreaux [East]	Terrebonne	Norman J. Lirette Jr., et al	Castex Energy 1995 LP	02/10/2005	1924	1213576
LA0622-602-03	Lake Boudreaux [East]	Terrebonne	Rena L. Hebert, et al	Castex Energy 1995 LP	02/10/2005	1923	1213551
LA0622-602-04	Lake Boudreaux [East]	Terrebonne	Elphie Lirette Theriot, et al	Castex Energy 1995 LP	02/10/2005	1923	1213552
LA0622-602-05	Lake Boudreaux [East]	Terrebonne	Marbeline Authement Marie, et al	Castex Energy 1995 LP	02/10/2005	1923	1213549
LA0622-602-06	Lake Boudreaux [East]	Terrebonne	Eldon Paul Foret, et al	Castex Energy 1995 LP	02/23/2005	1924	1213592
LA0622-602-08	Lake Boudreaux [East]	Terrebonne	Uriel J. Lapeyrouse, et al	Castex Energy 1995 LP	03/08/2005	1923	1213553
LA0622-602-09	Lake Boudreaux [East]	Terrebonne	Rudy A. Foret	Castex Energy 1995 LP	03/09/2005	1924	1213572
LA0622-602-10	Lake Boudreaux [East]	Terrebonne	Irene Pellegrin Guidry, et al	Castex Energy 1995 LP	05/16/2005	1924	1213588
LA0622-602-11	Lake Boudreaux [East]	Terrebonne	Carroll Pellegrin	Castex Energy 1995 LP	05/16/2005	1924	1213573
LA0622-602-12	Lake Boudreaux [East]	Terrebonne	Theresa Dubois Authement, et al	Castex Energy 1995 LP	04/04/2006
LA0622-602-13	Lake Boudreaux [East]	Terrebonne	Tammy Authement Bruce, et al	Castex Energy 1995 LP	05/18/2006
LA0622-603-00	Lake Boudreaux [East]	Terrebonne	Bella Foret Sevin	Castex Energy 1995 LP	02/23/2005	1923	1213557
LA0622-604-00	Lake Boudreaux [East]	Terrebonne	Eldon Paul Foret	Castex Energy 1995 LP	02/23/2005	1923	1213541
LA0622-605-01	Lake Boudreaux [East]	Terrebonne	Eldon Paul Foret, et al	Castex Energy 1995 LP	02/23/2005	1924	1213587
LA0622-605-03	Lake Boudreaux [East]	Terrebonne	Rudy A. Foret	Castex Energy 1995 LP	03/09/2005	1923	1213542
LA0622-606-00	Lake Boudreaux [East]	Terrebonne	Emile J. Hebert, et ux, Joyce Boudreaux Hebert	Castex Energy 1995 LP	03/02/2005	1923	1213536
LA0622-607-00	Lake Boudreaux [East]	Terrebonne	Brian P. Foret Sr.	Castex Energy 1995 LP	03/02/2005	1923	1213538
LA0622-608-01	Lake Boudreaux [East]	Terrebonne	Joyce Boudreaux Hebert, et al	Castex Energy 1995 LP	03/02/2005	1923	1213535
LA0622-608-02	Lake Boudreaux [East]	Terrebonne	Elray P. Foret	Castex Energy 1995 LP	05/25/2005	1924	1213591
LA0622-609-01	Lake Boudreaux [East]	Terrebonne	Magnus Authement, et al	Castex Energy 1995 LP	03/14/2005	1923	1213555
LA0622-609-02	Lake Boudreaux [East]	Terrebonne	Ruby Hebert Neal, et vir, Luby C. Neal	Castex Energy 1995 LP	03/14/2005	1923	1213554
LA0622-609-03	Lake Boudreaux [East]	Terrebonne	Gary J. Martin	Castex Energy 1995 LP	03/14/2005
LA0622-609-04	Lake Boudreaux [East]	Terrebonne	Peggy D. Boudreaux, et vir, Ernest Boudreaux Jr.	Castex Energy 1995 LP	04/07/2005	1923	1213556
LA0622-609-05	Lake Boudreaux [East]	Terrebonne	Jamie Picou	Castex Energy 1995 LP	06/30/2005	1926	1214864
LA0622-609-06	Lake Boudreaux [East]	Terrebonne	Egnolia A. Dupre	Castex Energy 1995 LP	06/30/2005
LA0622-610-00	Lake Boudreaux [East]	Terrebonne	Billy J. Foret, et al	Castex Energy 1995 LP	02/23/2005	1923	1213539
LA0622-611-01	Lake Boudreaux [East]	Terrebonne	Hilda Trahan Lessere, et al	Castex Energy 1995 LP	03/14/2005	1923	1213545
LA0622-611-02	Lake Boudreaux [East]	Terrebonne	Rachel T.Chaisson	Castex Energy 1995 LP	03/14/2005

Exhibit A (as Amended)

LA0622-612-00	Lake Boudreaux [East]	Terrebonne	Sylvester Patterson, et ux, Elaine Diggs Patterson	Castex Energy 1995 LP	03/30/2005	1923	1213537
LA0622-613-00	Lake Boudreaux [East]	Terrebonne	Donald Lessere, et ux, Hilda Trahan Lessere	Castcx Energy 1995 LP	03/30/2005	1923	1213559
LA0622-614-01	Lake Boudreaux [East]	Terrebonne	Gordon Albert Alpha	Castex Energy 1995 LP	04/27/2005	1923	1213563
LA0622-614-02	Lake Boudreaux [East]	Terrebonne	Jennifer Alpha Kimball	Castex Energy 1995 LP	04/27/2005	1923	1213562
LA0622-614-03	Lake Boudreaux [East]	Terrebonne	Gerald A. Gilchrist, et al	Castex Energy 1995 LP	05/06/2005	1924	1213571
LA0622-614-04	Lake Boudreaux [East]	Terrebonne	David Murray Alpha	Castex Energy 1995 LP	04/27/2005	1923	1213564
LA0622-614-05	Lake Boudreaux [East]	Terrebonne	Elwood Gilchrist, et al	Castex Energy 1995 LP	05/06/2005
LA0622-614-06	Lake Boudreaux [East]	Terrebonne	Rubaiyat LLC	Castex Energy 1995 LP	05/11/2005	1923	1213561
LA0622-614-07	Lake Boudreaux [East]	Terrebonne	Ollen Blanchard, et ux, Delia T. Blanchard	Castex Energy 1995 LP	05/11/2005	1924	1213586
LA0622-614-08	Lake Boudreaux [East]	Terrebonne	Leona Winklcr Mitchell	Castex Energy 1995 LP	05/06/2005	1924	1213574
LA0622-614-09	Lake Boudreaux [East]	Terrebonne	Lawrence Wayne Winkler, et al	Castex Energy 1995 LP	05/06/2005	1924	1219917
LA0622-614-10	Lake Boudreaux [East]	Terrebonne	Vaughn A. Lirette Jr.	Castex Energy 1995 LP	05/01/2006
LA0622-614-11	Lake Boudreaux [East]	Terrebonne	David P. Lirette	Castex Energy 1995 LP	05/01/2006
LA0622-614-12	Lake Boudreaux [East]	Terrebonne	Janelle M. Lirette	Castex Energy 1995 LP	05/01/2006
LA0622-614-13	Lake Boudreaux [East]	Terrebonne	Stuart K. Lirette	Castex Energy 1995 LP	05/01/2006
LA0622-614-14	Lake Boudreaux [East]	Terrebonne	Stephen J. Lirette	Castex Energy 1995 LP	05/01/2006
LA0622-614-15	Lake Boudreaux [East]	Terrebonne	Tracie Lirette Dolan	Castex Energy 1995 LP	05/01/2006
LA0622-614-16	Lake Boudreaux [East]	Terrebonne	Kenneth W. Lirette	Castex Energy 1995 LP	05/01/2006
LA0622-615-00	Lake Boudreaux [East]	Terrebonne	Juanita A Blanchard, et al	Castex Energy 1995 LP	04/20/2005	1923	1213560
LA0622-616-00	Lake Boudreaux [East]	Terrebonne	Peggy Naquin Lebouef	Castex Energy 1995 LP	03/30/2005	1923	1213558
LA0622-617-01	Lake Boudreaux [East]	Terrebonne	Irene Pellegrin Guidry, et al	Castex Energy 1995 LP	05/16/2005	1924	1213589
LA0622-617-02	Lake Boudreaux [East]	Terrebonne	Carroll Pellegrin	Castex Energy 1995 LP	05/16/2005	1923	1213544
LA0622-618-00	Lake Boudreaux [East]	Terrebonne	Hilda Smith Authement, et al	Castcx Energy 1995 LP	05/24/2005	1923	1213548
LA0622-619-00	Lake Boudreaux [East]	Terrebonne	Elray P. Foret, et ux, Haydie Belanger Foret	Castex Energy 1995 LP	05/25/2005	1924	1213590
LA0622-620-01	Lake Boudreaux [East]	Terrebonne	Melvin P. Foret Trust	Castex Energy 1995 LP	06/30/2005	1926	1214863
LA0622-621-00	Lake Boudreaux [East]	Terrebonne	Toan Minh Le, et al	Castex Energy 1995 LP	01/11/2006	1953	1229216
LA0622-622-01	Lake Boudreaux [East]	Terrebonne	Clark A. Guidry, et al	Castex Energy 1995 LP	11/02/2005	1953	1229218
LA0622-623-00	Lake Boudreaux [East]	Terrebonne	Tue Minh Le, et ux, Diep Nguyen Le	Castex Energy 1995 LP	11/02/2005	1953	1229217
LA0622-624-00	Lake Boudreaux [East]	Terrebonne	Velma Foret Authement Dehart, et al	Castex Energy 1995 LP	02/28/2005	1923	1213540
LA0622-625-00	Lake Boudreaux [East]	Terrebonne	Bertha Foret Pellegrin	Castex Energy 1995 LP	03/09/2006	1960	1232353
LA0622-626-01	Lake Boudreaux [East]	Terrebonne	Gerald P. Belanger, et al	Castex Energy 1995 LP	05/08/2006
LA0622-626-02	Lake Boudreaux [East]	Terrebonne	Myrtle Marie Belanger Crochet, et al	Castex Energy 1995 LP	05/08/2006
LA0622-626-03	Lake Boudreaux [East]	Terrebonne	Martin Alphonse Belanger	Castex Energy 1995 LP	05/08/2006
LA0622-626-04	Lake Boudreaux [East]	Terrebonne	Amelia Belanger Chauvin, et al	Castex Energy 1995 LP	06/14/2006
LA0622-627-00	Lake Boudreaux [East]	Terrebonne	Ollen Blanchard, et al	Castex Energy 1995 LP	05/08/2006
LA0622-628-00	Lake Boudreaux [East]	Terrebonne	Terry J. Nettleton, et ux, Sandra Nettleton	Castex Energy 1995 LP	04/06/2006
LA0622-630-00	Lake Boudreaux [East]	Terrebonne	Lee John Pellegrin	Castex Energy 1995 LP	05/08/2006
LA0622-831-00	Lake Boudreaux [Barracuda Prospect]	Terrebonne	State of Louisiana #18843	Theophilus Oil Gas & Land Services LLC	12/14/2005	1951	1227875
LA0622-832-00	Lake Boudreaux [Barracuda Prospect]	Terrebonne	State of Louisiana #18856	Theophilus Oil Gas & Land Services LLC	12/14/2005	1951	1227873
LA0622-833-00	Lake Boudreaux [Barracuda Prospect]	Terrcbonne	State of Louisiana #18842	Theophilus Oil Gas & Land Services LLC	12/14/2005	1951	1227874
LA0615-610-00	Lake Gero	Terrebonne	Paul A. Dion, et ux, Mabel Guidry Dion	Castex Energy 1995 LP	08/08/2005	1979	1242515

Exhibit A (as Amended)

LA0615-611-00	Lake Gero	Terrebonne	Arthur E. Blankenship Jr., et al	Castex Energy 1995 LP	08/08/2005	1979	1242486
LA0615-612-00	Lakc Gero	Terrebonne	Edgar D. Trosclair, et us, Brenella Billiot	Castex Energy 1995 LP	08/08/2005	1979	1242485
LA0615-613-00	Lake Gero	Terrebonne	Rhonda Billiot	Castex Energy 1995 LP	08/08/2005	1979	1242488
LA0615-614-00	Lake Gero	Terrebonne	Melvin J. Benoit Sr., et ux Josephine Benoit	Castex Energy 1995 LP	08/15/2005	1979	1242489
LA0615-615-00	Lake Gero	Terrebonne	Adam J. Fitch, et xu Rose M. Fitch	Castex Energy 1995 LP	08/15/2005	1979	1242490
LA0615-616-00	Lake Gero	Terrebonne	Bobbie James Maronge, et al	Castex Energy 1995 LP	08/15/2005	1979	1242487
LA0615-617-00	Lake Gero	Terrebonne	Oak Estates Subdivision Et Al LLC	Castex Energy 1995 LP	08/12/2005	1979	1242484
LA0615-618-01	Lake Gero	Terrebonne	Roy Peter Verdin, et ux, Marlene Parfait Verdin	Castex Energy 1995 LP	09/08/2005	1979	1242499
LA0615-618-02	Lake Gero	Terrebonne	Joseph L. Verdin, et al	Castex Energy 1995 LP	09/12/2005	1979	1242498
LA0615-619-00	Lake Gero	Terrebonne	Theresa Smith Robert	Castex Energy 1995 LP	10/07/2005	1979	1242497
LA0615-620-01	Lake Gero	Terrebonne	Genevieve Liner Duplantis, et al	Castex Energy 1995 LP	10/03/2005	1979	1242505
LA0615-621-00	Lake Gero	Terrebonne	Rita Doris Verdin Fanguy	Castex Energy 1995 LP	09/30/2005	1979	1242516
LA0615-622-00	Lake Gero	Terrebonne	Marlene Parfait Verdin	Castex Energy 1995 LP	10/03/2005	1979	1242500
LA0615-623-00	Lake Gero	Terrebonne	Enelda Parfait Dion, et al	Castex Energy 1995 LP	10/11/2005
LA0615-624-00	Lake Gero	Terrebonne	Grand Caillou Volunteer Fireman’s Home Inc.	Castex Energy 1995 LP	10/24/2005	1979	1242507
LA0615-625-00	Lake Gero	Terrebonne	Grace Cartozza Boudreaux, et al	Castex Energy 1995 LP	10/19/2005	1979	1242504
LA0615-626-00	Lake Gero	Terrebonne	Linus J. Parfait	Castex Energy 1995 LP	10/03/2005	1979	1242506
LA0615-627-01	Lake Gero	Terrebonne	Mabel Guidry Dion, et al	Castex Energy 1995 LP	11/04/2005
LA0615-628-00	Lake Gero	Terrebonne	Crystal Dion	Castex Energy 1995 LP	11/14/2005	1979	1242511
LA0615-629-00	Lake Gero	Terrebonne	Mable Guidry Dion	Castex Energy 1995 LP	11/04/2005	1979	1242514
LA0615-630-00	Lake Gero	Terrebonne	Smantha Dion Ross	Castex Energy 1995 LP	11/14/2005	1979	1242510
LA0615-631-00	Lake Gero	Terrebonne	Dorothy Verdin Billiot	Castex Energy 1995 LP	10/17/2005	1979	1242501
LA0615-632-00	Lake Gero	Terrebonne	Faren J. Verdin, et ux, Melanic Dupre Verdin	Castex Energy 1995 LP	10/20/2005	1979	1242502
LA0615-633-00	Lake Gero	Terrebonne	Rose Ann Parfait, et al	Castex Energy 1995 LP	10/11/2005	1979	1242509
LA0615-634-00	Lake Gero	Terrebonne	Ramona Guidry Babin	Castex Energy 1995 LP	11/04/2005	1979	1242513
LA0615-635-01	Lake Gero	Terrebonne	Judith Blanchard Biggs, et al	Castex Energy 1995 LP	11/11/2005	1979	1242491
LA0615-635-02	Lake Gero	Terrebonne	Lisa Carter	Castex Energy 1995 LP	11/28/2005	1979	1242493
LA0615-635-03	Lake Gero	Terrebonne	Anne Dusenbery, et al	Castex Energy 1995 LP	12/28/2005	1979	1242496
LA0615-635-04	Lake Gero	Terrebonne	Kim Biggs Dumas	Castex Energy 1995 LP	11/28/2005	1979	1242492
LA0615-635-05	Lake Gero	Terrebonne	Kathleen Carter	Castex Energy 1995 LP	11/28/2005	1979	1242495
LA061S-636-00	Lake Gero	Terrebonne	Paul F. Dion, et ux, Charlene Dion	Castex Energy 1995 LP	11/14/2005	1979	1242512
LA0615-637-01	Lake Gero	Terrebonne	Authement Packing Company Inc., et al	Castex Energy 1995 LP	12/19/2005	1979	1242517
LA0615-637-02	Lake Gero	Terrebonne	Marjorie Authement Foret, et al	Castex Energy 1995 LP	12/19/2005
LA0615-638-00	Lake Gero	Terrebonne	Alphonse J. Authement Co Inc., et al	Castex Energy 1995 LP	10/17/2005	1979	1242503
LA0615-639-01	Lake Gero	Terrebonne	Alphonse J. Authement Co Inc., et al	Castex Energy 1995 LP	12/19/2005
LA0615-639-02	Lake Gero	Terrebonne	Gary J. Voisin, et al	Castex Energy 1995 LP	01/03/2005
LA0615-640-00	Lake Gero	Terrebonne	Ivy Paul Pierre, et ux, Lillian Naquin Pierre	Castex Energy 1995 LP	01/24/2006	1979	1242508
	Lake Salvador	Lafourche	Delta Farms Oil Co LLC, et al	Louisiana Delta Oil Company LLC	03/01/2006	01650	01004272
	Lake Salvador	Lafourche	Levert Minerals LLC, et al	Seismic Exchange Inc.	03/01/2006	00666	00316915
	Lake Salvador	Lafourche	Simoneaux Family Land LLC	Seismic Exchange Inc.	03/30/2006	00668	00317938
	Lake Salvador	Lafourche	Rathborne Companies East LLC	Seismic Exchange Inc.	03/01/2006	00666	00316194
	Lake Salvador	Lafourche	The Gheens Foundation Inc. [Phase I]	Seismic Exchange Inc.	06/01/2005
	Lake Salvador	Lafourche	The Gheens Foundation Inc. [Phase II]	Seismic Exchange Inc.	06/01/2005
	Lake Salvador	Lafourche	Devon Energy Production Co LP [as amended]	Seismic Exchange Inc.	06/30/2005	1653	1005932

Exhibit A (as Amended)

LA0789-780-00	Rabbit Island	Iberia St. Mary	State of Louisiana #00340	William T. Burton	02/07/1936	126 5-F	49234 60191
LA0789-782-00	Rabbit Island	Iberia	State of Louisiana #04236	Texaco Inc.	01/16/1964	00446	00128555
LA0789-783-00	Rabbit Island	Iberia	State of Louisiana #05492	H F Young	04/08/1970	00554	00015007
LA0789-784-00	Rabbit Island	Iberia	State of Louisiana #05516	Texaco Inc.	05/13/1970	00552	00149626
LA0789-785-00	Rabbit Island	Iberia	State of Louisiana #19023	Castex Energy 1995 LP	06/14/2006	01337	00007779
LA0789-786-00	Rabbit Island	Iberia	State of Louisiana #19024	Castex Energy 1995 LP	06/14/2006	01337	00007781
LA0794-940-00	Sabine Lake	Cameron	State of Louisiana #18810	JIL Exploration Inc.	11/09/2005		00295214

Exhibit A (as Amended)

Exhibit 2 to Third Amendment to Purchase and Sale Agreement

ROWs

I.

Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Type of Instrument	Lse Date	Book	Entry No.
LA0734-709-01	Orange Grove [Bayou Black]	Terrebonne	W. McKerall Oniell Jr. Decendants Trust, et al	Flare Resources Inc.	ROW	12/20/2004	1899	1199207
LA0734-709-02	Orange Grove [Bayou Black]	Terrebonne	Anne R. Lockett Donelly	Flare Resources Inc.	ROW	12/20/2004	1899	1199216
LA0734-709-03	Orange Grove [Bayou Black]	Terrebonne	Carrie Lockett Koll	Flare Resources Inc.	ROW	12/20/2004	1900	1199907

II.

Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Type of Instrument	Lse Date	Book	Entry No.
	Bayou Pigeon	Iberia	Kyle Peterman Management Corp.	Castex Energy Inc.	Canal Permit	11/01/2001	01229	00115353
	Bayou Pigeon	Iberia	Succession of Charlton B. Ogden, II Agent Kyle Peterman Management Corp.	Castex Energy Inc.	Canal Permit	11/01/2001	01234	00203165
	Bayou Pigeon	Iberia	Williams Inc.	Castex Energy Inc.	Surface Lease	11/20/2001	01229	00115351
	Bayou Pigeon	St. Martin	Williams Inc.	Castex Energy lnc.	Canal Permit	11/20/2001	01229 01356	00115352 03334099
	Bourg, South	Terrebonne	Logan H. Babin Inc.	Flare Resources Inc.	Surface/Subsurface Lease	04/01/2003	01814	01144890
	Bourg, South	Terrebonne	George D. Lyons Jr.	Flare Resources Inc.	Surface/Subsurface Lease	04/25/2003	01817	01146410

III.

Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Type of Instrument	Lse Date	Book	Entry No.
LA0810-786-00	Delarge	Terrebonne	Harry Bourg Corporation	Kitty Hawk Energy LLC	Canal & Waterway Permit	09/30/2004	1889	1192923
LA0810-889-00	Delarge	Terrebonne	Harry Bourg Corporation	Castex Energy Inc.	Canal Use Agreement	06/06/2006
LA0656-652-00	Mosquito Bay	Terrebonne	State of Louisiana Land #4635	Castex Energy 1995 LP	Pipeline ROW	08/01/2005	1939	1221974
LA0656-653-00	Mosquito Bay	Terrebonne	Point au Fer LLC, et a1	Castex Energy 1995 LP	Pipeline ROW

IV.

Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Type of Instrument	Lse Date	Book	Entry No.
LA0201-002-00	Bayou Copasaw	Terrebonne	Continental Land & Fur Company	Castex Energy Inc.	Pipeline ROW	12/01/1999

Exhibit B (as Amended)

LA0201-001-00	Bayou Copasaw	Terrebonne	Continental Land & Fur Company	Castex Energy Inc.	Surface Lease	12/01/1999		938989
	Bayou Copasaw	Terrebonne	Continental Land & Fur Company	Castex Energy Inc.	Waterway Permit	07/10/1995
LA0508-360-00	Bayou Penchant	Terrebonne	Henican Terrebonne Property LLC	Castex Energy 1995 LP	Surface Lease	06/16/2005	1928	1216215
LA0508-364-00	Bayou Penchant	Terrebonne	Henican Terrebonne Property LLC	Castex Energy 1995 LP	Surface Lease	01/01/2006	1960	1232588
LA0260-14006-000	Deer Island, West	Terrebonne	Continental Land & Fur Company	Howell Petroleum Corporation	Canal & Waterway Permit	04/11/1997
LA0260-14007-000	Deer Island, West	Terrebonne	Continental Land & Fur Company	Howell Petroleum Corporation	Surface Lease	04/11/1997
	Deer Island, West	Terrebonne	Continental Land & Fur Company	Howell Petroleum Corporation	Surface Lease	04/11/1997
	Deer Island, West	Terrebonne	Continental Land & Fur Company	Howell Petroleum Corporation	Surface Lease	12/15/1997	01595	01015830
	Deer Island, West	Terrebonne	Continental Land & Fur Company	Howell Petroleum Corporation	Surface Lease	12/16/1997	01595	01015831
	Deer Island, West	Terrebonne	Continental Land & Fur Company	Howell Petroleum Corporation	Pipeline ROW	12/15/1997	01595	01015828
	Deer Island, West	Terrebonne	Continental Land & Fur Company	Howell Petroleum Corporation	Pipeline ROW	12/16/1997	01595	01015829
LA0378-305-00	Manila Village	Jefferson	State of Louisiana Land #4629	Castex Energy 1995 LP	Pipeline ROW	07/01/2005	3154	10556797
LA0378-306-00	Manila Village	Jefferson	Louisiana Land & Exploration Co.	Castex Energy Inc.	Pipeline ROW	08/18/2005	3154	10556800
LA0378-309-00	Manila Village	Jefferson	State of Louisiana Land #4643	Castex Energy 1995 LP	Pipeline ROW	10/18/2005	3154	10555337
LA0378-310-00	Manila Village	Jefferson	Louisiana Land & Exploration Co.	Castex Energy Inc.	Subsurface Lease
LA0378-302-00	Manila Village	Jefferson	State of Louisiana Land Office #4568	Castex Energy 1995 LP	Surface / Subsurface Lease	02/04/2005	3142	10517101
LA0378-304-00	Manila Village	Jefferson	Louisiana Land & Exploration Co.	Castex Energy Inc.	Surface / Subsurface Lease	06/01/2005	3152	10549977
LA0378-307-00	Manila Village	Jefferson	State of Louisiana Land #4613	Castex Energy 1995 LP	Surface / Subsurface Lease	07/12/2005	3152	10549978

V.
Castex Lease No.	Field / Prospect	Parish	Lessor Name	Lessee Name	Type of Instrument	Lse Date	Book	Entry No.
	Barataria Bay	Jefferson	Succession of Maryette Kempff	Flare Resources Inc.	Surface / Subsurface Lease	03/02/2005
LA0622-629-00	Lake Boudreaux [East]	Terrebonne	Louisiana Land & Exploration Co.	Castex Energy Inc.	Surface / Subsurface Lease	07/01/2006
LA0622-631-01	Lake Boudreaux [East]	Terrebonne	Bernard J. Fick,et al	Castex Energy 1995 LP	Surface Lease	06/01/2006
LA0789-781-00	Rabbit Island	Iberia	State of Louisiana Land #02040	Texaco Inc.	Pipeline ROW	02/26/1982

Exhibit B (as Amended)

Exhibit 3

to Third Amendment to Purchase and Sale Agreement

X/Y:
Feet
N
2170000
2180000
315000
SUNRISE FIELD
1
16
13
11
12
34
T18S-R16E
T18S-R17E

FLARE RESOURCES INC.

SUNRISE & SOUTHDOWN PROSPECTS

Sunrise Field; Terrebonne Parish, LA

Red Dashed Line: Area of Mutual Interest (AMI) and further described as:
Sec. 1 (S/2 & S/2 of N/2), Sec. 2 (SE/4 & S/2 of NE/4), Sec. 11 (E/2 & E/2 of W/2) and Sec. 12 (all), T18S-R16E.
Sec. 16 (W/2 of SW/4 & SW/4 of NW/4), T18S-R17E.
Scale: 1"=3000'

Exhibit 4

to Third Amendment to Purchase and Sale Agreement